Exhibit-99 COMMON STOCK PURCHASE WARRANT

This security and the Common Stock issuable thereby have not been registered under the Securities Act of 1933, as amended, and has been and will be acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration thereof, or an opinion of counsel reasonably satisfactory to the Company and its counsel that registration is not required under such Act.

  No. CSPW-1                                                  October 30, 1997

                              KVH INDUSTRIES, INC.
                          Common Stock Purchase Warrant

     This Common Stock Purchase Warrant (this "Warrant") evidences that, for value received, Andrew Corporation, or assigns, is entitled, subject to the terms set forth below, to purchase from KVH INDUSTRIES, INC., a Delaware corporation (the "Company'), at any time or from time to time before 5:00 P.M., Rhode Island time, on October 30, 2002 (the "Expiration Date"), 50,000 fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Company, at a purchase price per share of eight dollars ($8.00) (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is the Common Stock Purchase Warrant (the "Warrant") evidencing the right to purchase shares of Common Stock of the Company issued in connection with the closing of the transactions contemplated by Asset Purchase Agreement of even date herewith between the Company and Andrew Corporation.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" shall include KVH Industries, Inc. and any corporation that shall succeed to, or assume, the obligations of the Company hereunder.

     (b) The term "Common Stock" includes (a) the Company's Common Stock, par value $.01 per share, as authorized on -the date of this Warrant and (b) any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common-non Stock or Other Securities pursuant to section 5 or otherwise.

     1. Exercise

     1.1. Full Exercise. This Warrant may be exercised in full at any time on or prior to the Expiration Date by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by cashier's, certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

     1.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 1. 1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Pr-ice then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant in all respects identical hereto, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face thereof for the number of shares of Common Stock for which such Warrant may still be exercised.

     2. Deliver etc., on Execution

     As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 5 business days thereafter, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock or Other Securities, as applicable, to which such holder shall be entitled on such exercise, and, in lieu of any fractional share to which such holder would otherwise be entitled, the holder shall receive cash equal to such fraction multiplied by the fair market value of one share of Common-non Stock at the time of exercise computed to the nearest whole cent.

     3. Adjustment of Common Stock I

     3. 1. Adjustment of Number-of Shares. Upon each adjustment of the Purchase Price, the number of shares of Common Stock that the registered holder of this Warrant shall be entitled to purchase at the Purchase Price resulting from the adjustment shall be obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

     3.2. Adjustment of Purchase Price. The Purchase Price shall initially- be eight dollars ($8) per share, shall be adjusted and readjusted from time to time as provided in this section 3.2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 3.2. The Purchase Price shall be subject to adjustment as follows:

     (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding common shares into a greater number of shares (by way of dividend, split or otherwise), the Purchase Price in effect immediately prior to the subdivision shall be proportionately reduced, and, in case the outstanding common shares shall be combined into a smaller number of shares (by way of reverse split or otherwise), the Purchase Price in effect immediately prior to the combination shall be proportionately increased.

     (b) Reorganization or Reclassification. If any reorganization or reclassification of the capital stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger or a sale of all or substantially all its assets) that holders of common shares shall be entitled to receive stock, securities or assets with respect to or in exchange for common-non shares, then, as a condition of the reorganization or reclassification, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to receive, in lieu of the common shares of the Company theretofore receivable upon the conversion of such shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of common shares equal to the number of common shares theretofore so receivable had the reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder to the end that the provisions of this Section 3 shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of those conversion rights. In the event of a i-merger or consolidation of the Company as a result of which a greater or lesser number of common shares of the surviving corporation are issuable to holders of common shares of the Company outstanding immediately prior to the merger or consolidation, the Purchase Price in effect immediately prior to the merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the Outstanding common-non shares of the Company in accordance with Section 3.2(a).

     (c) Certain Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than Out of earnings or surplus (other than paid-in surplus) or otherwise than in Common Stock or a security convertible into or exchangeable for Common Stock, the Purchase Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair value thereof per share of the Common Stock as determined in good faith by or pursuant to the directions and authorization of the Board of Directors of the Company. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined in good faith by or pursuant to the directions and authorization of the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

     3.4 Notice of Adjustment. Upon any adjustment of the Purchase Price or the number of shares of Common Stock or Other Security to be issued, as applicable, then in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the records of the Company, which notice shall state the Purchase Price or the number of shares of Common Stock or Other Security to be issued, as applicable, resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. A copy of such notice shall also be filed promptly by the Company with the transfer agent (if other than the Company) for the Common Stock.

     4. Registration of Stock. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which this Warrant may be converted, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant in full.

     5. Notice of Capital Change. In case:

     (1) the Company shall declare a dividend on its Common Stock payable in shares of its capital stock; or

     (2) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

     (3) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or other property (other than cash dividends paid out of retained earnings), or

     (4) the Company shall fix a record date for approval of any subdivision, combination, recapitalization or reclassification of its Common-non Stock, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

     (5) the Company shall fix a record date for approval of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or


     (6) the Company proposes to take any action (other than any referred to above) which would require an adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price therefor pursuant to the provisions of Section 3 above; or

     (7) the Company shall receive notice or become aware of any purchase, tender or exchange offer for shares of Common Stock; then, the Company shall give the registered holder of this Warrant written notice, by registered mail, postage prepaid, in each of said cases other than clause (7) above, of the date on which (i) a record shall be taken for such dividend, distribution or subscription rights or (ii) such subdivision, combination, recapitalization, reclassification, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up shall take place, as the case may be, and, in the case of clause (7) above, containing the information communicated by the Company to the holders of its Common Stock with respect to such purchase, tender or exchange offer. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such subdivision, combination, recapitalization, reclassification, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date in respect thereof or, in the case of clause (7) above, at such time as the Company communicates in writing to the holders of its Common Stock the existence of such purchase, tender or exchange offer.

     6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     7. Transfer of Warrant. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof -consents and agrees:

     (a) (i)- title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (ii) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or fights in this Warrant in favor of each such bonafide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

     (iii) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     (b) The holder of the Warrant agrees that it will neither (i) transfer the Warrant prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, subsection (c) hereof, or until registration hereof under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws has become effective, nor (ii) transfer the shares of Common Stock into which the Warrant was exercised prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, subsection (c) hereof, or until registration of such shares under the Securities Act and any applicable state securities or blue sky laws has become effective.

     (c) Except as otherwise expressly provided herein, by its acceptance hereof the holder of the Warrant agrees that, prior to any transfer of the Warrant, such holder will deliver to the Company a statement setting forth the intention of such holder's prospective transferee with respect to its retention or disposition of the Warrant together with a signed copy of the opinion of such holder's counsel, to the effect that the proposed transfer of the Warrant i-nay be effected without registration under the Securities Act and any applicable state securities or blue sky laws. The holder of the Warrant shall then be entitled to transfer the Warrant in accordance with the statement of intention delivered by such holder to the Company.

     (d) Notwithstanding any provisions contained in this Warrant to the contrary, the sale or transfer of any shares of Common Stock into which the Warrant may be exercised shall be subject to the provisions of the Registration Rights Agreement.

     8. Notices, etc. All notices and other communications from Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     9. Miscellaneous. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the Common Stock purchasable hereunder. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not Iii-nit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                       KVH INDUSTRIES, INC.


                        By:/s/  Richard C. Forsyth
                         Authorized Officer




                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)


                  TO KVH INDUSTRIES, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, shares of Common Stock of KVH INDUSTRIES, INC. and herewith payment of $ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to whose address is


Dated:
     (Signature must conform-n to name of holder as specified on the face of the Warrant)

     Address



                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto the right represented by the within Warrant to purchase shares of Common Stock of KVH INDUSTRIES, INC. to which the within Warrant relates, and appoints Attorney to transfer such right on the books of KVH INDUSTRIES, INC. with full power of substitution in the premises.

Dated:
     (Signature must conform to name of holder as specified on the face of the Warrant)